UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 16, 2012

SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10382	20-5715943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3845 Corporate Centre Drive
O’Fallon, Missouri	63368
(Address of principal executive offices)	(Zip Code)

(636) 939-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) Fiscal 2012 Bonuses

On November 16, 2012, the Compensation Committee of the Board of Directors of Synergetics USA, Inc. (the “Company”) approved fiscal 2012 bonus payments to each of the Company’s named executive officers.  This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2012 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on November 14, 2012 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement.  The table below updates the Bonus and Total columns in the Summary Compensation Table for the named executive officers previously set forth in the Proxy Statement.  No other amounts have changed.

2012 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary	Bonus		Stock Awards(1)	Option Awards(1)	All Other Compensation	Total (2)
David M. Hable	2012	$395,000	$35,550	(2)	$357,637	$389,495	$2,469	$1,180,151
President & Chief Executive Officer
Kurt W. Gampp, Jr. (3)	2012	$328,998	$35,097	(2)	$159,250	$90,535	$500	$614,380
Executive Vice President &
Chief Operating Officer
Jerry L. Malis	2012	$278,267	$23,653	(2)	$127,400	$88,679	$—	$517,999
Executive Vice President &
Chief Scientific Officer
Pamela G. Boone	2012	$270,684	$18,176	(2)	$159,250	$96,089	$1,735	$545,934
Executive Vice President & Chief
Financial Officer
Michael R. Fanning	2012	$214,961	$11,178	(2)	$137,815	$65,353	$8,575	$437,882
Vice President of Domestic Sales
Jason J. Stroisch	2012	$214,961	$18,750	(2)	$137,815	$65,353	$1,735	$438,614
Vice President of
Marketing & Technology

(1)
Represents the aggregate grant date fair value for all restricted stock or stock options, as applicable, granted to the named executive officers in the fiscal year indicated, computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation (formerly FASB Statement 123R). For information about the assumptions made in this valuation, refer to “Note 11. Stock-Based Compensation Plans” to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2012.

(2)	Bonus amounts reported for 2012 were earned in fiscal 2012 and paid in fiscal 2013.

(3)	Mr. Gampp resigned as the Company’s Executive Vice President and Chief Operating Officer effective May 4, 2012. All stock options and restricted stock awards disclosed were forfeited.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 23, 2012

SYNERGETICS USA, INC. (Registrant)

By:	/s/ Pamela G. Boone
Name:	Pamela G. Boone
Title:	Executive Vice President and Chief Financial Officer

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